OCTOBER 15, 2008 FINANCIAL RESULTS 3Q08

Washington Mutual Transaction Update Washington Mutual related items are estimates — expect future refinements as needed $ in millions Net income EPS Reported income 1 $527 $0.11 Estimated WaMu merger-related items Conforming loan loss reserve adjustment (1,221) Extraordinary gain 581 Results excl. merger-related items $1,167 . 3Q08 P&L impact reported in Corporate . ($1.2B) conforming loan loss reserve adjustment (after-tax) . $581mm extraordinary gain (after-tax) . Future merger-related items will be reported in Corporate, including: . Merger costs (after-tax): approx. $100mm +/-in 4Q08; $500mm +/-total though 2011 . Future refinements to purchase accounting will flow through P&Lzx . Ongoing business results to be reported in Retail Financial Services, Card Services and Commercial Banking from 4Q08 onward 1 Reported income includes ($95mm) of Bear Stearns merger-related items FINANCIAL RESULTS

3Q08 Financial highlights FINANCIAL RESULTSzx . Net income of $527mm; EPS of $0.11zx . Investment Bank results included: . Net markdowns of $3.6B due to mortgage-related and leveraged lending exposureszx . Maintained #1 rankings for Global Investment Banking Fees and Global Debt, Equity & Equity- related volumes for the quarter and year-to-date1zx . Retail Financial Services grew revenue by 16% and increased branch production levelszx . Commercial Banking and Treasury & Securities Services both reported double-digit net income growthzx . Reported the following significant after-tax items during the quarter: . $927mm benefit from reduced deferred tax liabilitieszx . $642mm loss on Fannie Mae and Freddie Mac preferred securitieszx . $248mm charge related to offer to repurchase auction-rate securitieszx . Increased credit reserves by $1.3B firmwide to $15.3B; loan loss allowance coverage of 3.18% for consumer businesses and 2.11% for wholesale businesses, before Washington Mutualzx . In addition, Washington Mutual added $4.5B of loan loss allowancezx . Maintained strong Tier 1 Capital of $112B, or 8.9% (estimated); raised $11.5B of common equity 1 Source: Dealogic for fees and Thomson Reuters for volumes

3Q08 Managed Results1 FINANCIAL RESULTS $ in millions 3Q08 2Q08 3Q07 2Q08 3Q07 Results excl. WaMu merger-related items Revenue (FTE)1 $16,088 ($3,590) ($889) (18)% (5)% Credit Costs1 4,684 399 2,321 9% 98% Expense2 11,137 (1,040) 1,810 (9)% 19% Net Income $1,167 ($836) ($2,206) (42)% (65)% EPS $0.28 ($0.26) ($0.69) (48)% (71)% Estimated WaMu merger-related items (640) (640) (640) NM NM Reported Net Income $527 ($1,476) ($2,846) (74)% (84)% Reported EPS $0.11 ($0.43) ($0.86) (80)% (89)% $ O/(U) O/(U) % ROE3 1% 6% 11% ROE Net of GW3 2% 10% 18% ROTCE3,4 3% 10% 20% 1 Managed basis presents revenue and credit costs without the effect of credit card securitizations. Revenue is on a fully taxable-equivalent (FTE) basis. All references to credit costs refer to managed provision for credit losses 2 Includes pretax merger-related costs of $96mm, $155mm, and $61mm in 3Q08, 2Q08, and 3Q07, respectively 3 Actual numbers for all periods, not over/under 4 See note 1 on slide 23

Investment Bank

$ in millions		$ O/(U)	
	3Q08	2Q08	3Q07
Revenue	$4,035	($1,435)	$1,089
Investment Banking Fees	1,593	(142)	263
Fixed Income Markets	815	(1,532)	128
Equity Markets	1,650	571	1,113
Credit Portfolio	(23)	(332)	(415)
Credit Costs	234	(164)	7
Expense	3,816	(918)	1,438
Net Income	$882	$488	$586
Key Statistics[1]			
Overhead Ratio	95%	87%	81%
Comp/Revenue	54%	57%	40%
ALL / average loans[2]	3.85%	3.19%	1.80%
NPLs ($mm)	$436	$313	$265
ROE[3]	13%	7%	6%
VAR ($mm)[4]	$218	$149	$107
EOP Equity ($B)	$33.0	$26.0	$21.0

[1] Actual numbers for all periods, not over/under
[2] Average loans include the impact of a loan extended to Bear Stearns during April and May. Excluding this facility, the ratio would have been 3.46% for 2Q08
[3] Calculated based on average equity. 3Q08 average equity was $26B
[4] Average Trading and Credit Portfolio VAR

- Net income of $882mm on revenue of $4.0B; pretax income of $16mm
  - Reflects benefit from reduced deferred tax liabilities
- IB fees of $1.6B up 20% YoY
- Fixed Income Markets revenue of $815mm up 19% YoY reflecting:
  - Net markdowns of $2.6B on mortgage-related positions
  - Net markdowns of $1.0B on leveraged lending funded and unfunded commitments
  - Record results in rates and currencies and strong performance in credit trading, emerging markets and commodities
  - Gain of $343mm due to the widening of the Firm's credit spread on certain structured liabilities
- Record Equity Markets revenue of $1.7B up $1.1B YoY driven by strong trading results and client revenue. Results also impacted by gain of $429mm due to the widening of the Firm's credit spread on certain structured liabilities
- Credit Portfolio down from prior year reflecting markdowns due to the widening of counterparty credit spreads
- Credit costs of $234mm driven by increased allowance, reflecting a weakening credit environment. Total ALL of $2.7B
  - Net charge-offs of $13mm
- Expense up 60% YoY largely driven by higher compensation expense and additional operating costs relating to the Bear Stearns merger
- Bear Stearns merger integration progressing well
- Increased allocated equity to $33B

FINANCIAL RESULTS

JPMORGAN CHASE & CO.

4

JPMorgan IB league table performance League table results Thomson Volumes1 YTD 3Q08 2007 Rank Share Rank Share Global M&A Announced2Global Debt, Equity & Equity-related US Debt, Equity & Equity-related Global Equity & Equity-related Global Converts Global Long-term Debt Global Investment Grade Debt Global High Yield Debt US High Yield Debt Global ABS (ex CDOs) Global Loan Syndications FINANCIAL RESULTS 1 Source: Thomson Reuters #3 24.0% #4 27.0% #2 8.0% #1 12.0% #1 8.8% #1 11.7% #1 9.7% #1 15.0% #2 10.0% #2 9.0% #1 13.4% #1 15.0% #3 7.0% #1 7.2% #2 7.2% #1 20.8% #1 14.5% #1 21.2% #1 16.3% #1 15.2% #1 11.5% #1 13.1% . Continue to rank #1 in the four most important capital raising league tables for YTD 3Q081zx . Global Debt, Equity & Equity-related . Global Debt . Global Equity . Global Loanszx . Ranked #1 in Global Fees for YTD 3Q083 with 8.8% market share 2 Global M&A market share and ranking for 2007 includes transactions withdrawn since 12/31/07 3 Source: Dealogic Note: Rankings as of 10/03/08; 2007 represents Full Year

IB Key Risk Exposures Legacy Leveraged Lendingzx . Net markdowns of $1.0B for the quarterzx . $12.9B of legacy commitments with gross markdowns of $3.8B, or 29% at 9/30/08; market value at 9/30/08 of $9.1B . $16.3B of legacy commitments at 6/30/08 . ($3.4B) reduction, or 21% of exposure . $12.9B of legacy commitments at 9/30/08 classified as held-for-salezx . Valuations are deal specific and result in a wide range of pricing levels; markdowns represent best indication of prices at 9/30/08 FINANCIAL RESULTS Note: Exposures are stated on a trade date basis. $8.5B total commitments at 9/30/08 classified as held-for-investment

IB Key Risk Exposures Mortgage-related Exposure as of 6/30/2008 Exposure reduction Exposure as of 9/30/2008 $ in billions Prime $8.9 ($6.6) $2.3 Alt-A 10.7 (4.9) 5.8 Subprime 1.8 (0.6) 1.2 Subtotal Residential $21.4 ($12.1) $9.3 CMBS 11.6 (2.3) 9.3 Mortgage Exposure $33.0 ($14.4) $18.6 . 3Q08 reductions of over 40% on mortgage-related exposures include: . $2.6B of net markdownszx . $11.8B of sales, including $4.3B to Corporatezx . Prime / Alt-A gross exposure of $8.1B, difficult to hedge effectivelyzx . Prime -securities of $2.3B, mostly AAA-ratedzx . Alt-A -securities of $1.9B, mostly AAA-rated and $3.9B of first lien mortgageszx . Subprime gross exposure of $1.2B, actively hedgedzx . CMBS gross exposure of $9.3B, actively hedgedzx . $3.4B of securities, of which 58% are AAA-rated; 18% fixed-rate / 82% floating-ratezx . $5.9B of first lien mortgageszx . $18.6B of remaining IB positions in two buckets: . $12.0B — on-going trading positionszx . $6.6B — separately managed liquidating portfolio in IB FINANCIAL RESULTS

Retail Financial Services—Drivers

Key Statistics[1] - $ in billions

	3Q08	2Q08	3Q07
Regional Banking			
Average Deposits	$210.2	$213.9	$205.3
Checking Accts (mm)	11.7	11.3	10.6
# of Branches	3,179	3,157	3,096
# of ATMs	9,308	9,310	8,943
Investment Sales ($mm)	$4,389	$5,211	$4,346
Home Equity Originations	$2.6	$5.3	$11.2
Avg Home Equity Loans Owned	$94.8	$95.1	$91.8
Avg Mortgage Loans Owned[2,3]	$14.3	$15.6	$9.9
Mortgage Banking			
Mortgage Loan Originations	$37.7	$56.1	$39.2
3rd Party Mortgage Loans Svc'd	$682	$659	$600
Auto			
Auto Originations	$3.8	$5.6	$5.2
Avg Auto Loans and Leases	$46.1	$47.0	$42.4

[1] Actual numbers for all periods, not over/under
[2] Does not include held-for-sale loans
[3] Balance reflects predominantly subprime mortgages owned. As of 9/30/08, $34.8B of held-for-investment prime mortgage loans sourced by RFS and $7.2B of prime mortgages sourced by Asset Management are reflected in Corporate for reporting and risk management purposes. The economic benefits of these loans flow to RFS

- Average deposits up 2% YoY
- Branch production statistics YoY
  - Checking accounts up 10%
  - Credit card sales up 6%
  - Mortgage originations down 6%
  - Investment sales up 1%
- Mortgage loan originations down 4% YoY, down 33% QoQ
  - Declines reflect tighter underwriting standards and the overall reduction in liquidity in the financial markets
  - For 3Q08, greater than 90% of mortgage originations fall under agency and government programs
- Home Equity originations down 77% YoY due to tighter underwriting standards
- 3rd party mortgage loans serviced up 14% YoY

FINANCIAL RESULTS

JPMORGAN CHASE & CO.

8

Retail Financial Services

$ in millions			
		$ O/(U)	
	3Q08	2Q08	3Q07
Net Interest Income	$3,144	$89	$463
Noninterest Revenue	1,731	(229)	211
Total Revenue	$4,875	($140)	$674
Credit Costs	1,678	346	998
Expense	2,772	102	303
Net Income	$247	($359)	($392)
Regional Banking	$218	($136)	($393)
Consumer and Business Banking	723	49	132
Loan Portfolio/Other	(505)	(185)	(525)
Mortgage Banking	(50)	(219)	(2)
Auto Finance	$79	($4)	$3
Key Statistics[1]			
Overhead (excl. CDI)	55%	51%	56%
Net Charge-off Rate[2]	2.44%	1.99%	0.82%
Allowance for Loan Losses to EOP Loans	2.64%	2.39%	1.22%
ROE[3]	6%	14%	16%
EOP Equity ($B)	$25.0	$17.0	$16.0

[1] Actual numbers for all periods, not over/under
[2] The net charge-off rate for 3Q08 and 2Q08 excluded $45mm and $19mm, respectively of charge-offs related to prime mortgage loans held by Treasury in the Corporate segment, respectively
[3] Calculated based on average equity. 3Q08 average equity was $17B

- Net income of $247mm, down 61% YoY driven by increased credit costs and higher noninterest expense offset partially by revenue growth in all businesses
- Revenue of $4.9B up 16% YoY
- Credit costs reflect $450mm in additions to the allowance for subprime mortgage and home equity loans, and higher estimated losses for the home lending portfolio
  - Current allowance for loan losses is $5.0B
  - An additional provision for prime mortgage loans of $250mm has been reflected in the Corporate segment. Certain prime mortgage loans are retained in the Corporate segment
- Regional Banking net income of $218mm, down 64% YoY, reflects significant increases in credit costs
  - Net revenue of $3.7B increased 11% YoY due to higher loan and deposit balances, wider deposit spreads and higher deposit-related fees offset partially by declines in education loan sales
- Mortgage banking net loss of $50mm due to higher mortgage reinsurance losses offset partially by increased servicing and production revenue
- Auto Finance net income of $79mm up 4% YoY

FINANCIAL RESULTS
JPMorgan Chase & Co.
9

Home Equity JPM 30-day delinquency trend Key statistics 3.00% 2.50% 2.00% 1.50% 1.00% Sep-Dec-Mar-Jun-Sep-Dec-Mar-Jun-Sep-Dec-Mar-Jun-Sep050506 0606060707070708 0808 3Q08 2Q08 3Q07 EOP owned portfolio ($B) $94.6 $95.1 $93.0 Net charge-offs ($mm) $511 $150 Net charge-off rate 2.78% 2.16% 0.65% Nonperforming loans ($mm) $1,142 $1,008 $556 $663 Comments on home equity portfolio FINANCIAL RESULTSzx . Significant underwriting changes made over the past year include elimination of stated income loans and state/MSA based reductions in maximum CLTVs based on expected housing price trends. Maximum CLTVs now range from 50% to 80% . New originations down significantly in 3Q08zx . High CLTVs continue to perform poorly, exacerbated by housing price declines in key geographieszx . Continued deterioration — quarterly losses could be as high as $725-$800mm over the next several quarters (net charge-offs of 3.25% to 3.50%) Note: CLTV = Combined-Loan-to-Value. This metric represents how much equity the borrower has in the property

Subprime Mortgage JPM 30-day delinquency trend Key statistics Subprime 3Q08 2Q08 3Q07 30% 25% 20% 15% 10% 5% 0% EOP owned portfolio ($B)1 $13.4 $14.8 $12.1 Net charge-offs ($mm) $192 $40 $273 Net charge-off rate 7.65% 4.98% 1.62% Nonperforming loans ($mm) $2,384 $1,715 $790 1 Excludes mortgage loans held in the Community Development loan portfolio Sep-Dec-Mar-Jun-Sep-Dec-Mar-Jun-Sep-Dec-Mar-Jun-Sep050506060606070707 070808 08 Comments on subprime mortgage portfolio . Portfolio experiencing credit deterioration as a result of risk layering and housing price declines . Eliminated new production and portfolio is in run-off . Continued deterioration — quarterly losses could be as high as $375-$425mm in early 2009 FINANCIAL RESULTS

Prime Mortgage

JPM 30-day Delinquency Trend



Prime
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Mar-08 Jun-08 Sep-08

Key statistics

	3Q08	2Q08	3Q07
EOP balances in Corporate ($B)	$42.0	$42.6	$32.8
EOP balances in RFS[1] ($B)	$4.9	$4.6	$2.8
Total EOP balances ($B)	**$46.9**	**$47.2**	**$35.6**
Corporate net charge-offs ($mm)	$130	$84	$4
RFS net charge-offs ($mm)	$47	$20	$5
Total net charge-offs ($mm)	**$177**	**$104**	**$9**
Net charge-off rate (%)	1.51%	0.91%	0.11%
Nonperforming loans ($mm)	$1,496	$1,232	$282

[1] Includes Construction Loans and Loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by US government agencies

Comments on prime mortgage portfolio

- CA/ FL exhibit the highest charge-off rates and account for 80% of 3Q08 losses while only 37% of the outstanding portfolio
- The loss contribution is greatest from the 2006 and 2007 vintages
- Recent underwriting changes for non-conforming loans include:
  - Eliminated stated income
  - Reduced allowable CLTVs (all markets); set even tighter CLTV limits in markets with declining HPAs
  - Exited broker business
  - Tightened underwriting standards even further for Florida
- Quarterly losses could be as high as $300mm in early 2009 (net charge-offs of 2.25% to 2.50%)

FINANCIAL RESULTS

JPMORGAN CHASE & CO. Note: CLTV = Combined-Loan-to-Value. This metric represents how much equity the borrower has in the property

12

Card Services (Managed) 3Q08 2Q08 3Q07 $ O/(U) $ in millions Revenue $3,887 $112 $20 Credit Costs 2,229 35 866 Expense 1,194 9 (68) Net Income $292 $42 ($494) Key Statistics ($B)1 Avg Outstandings EOP Outstandings Charge Volume Net Accts Opened (mm) Managed Margin Net Charge-Off Rate 30-Day Delinquency Rate ROO (pretax) ROE2 EOP Equity ($B) $157.6 $152.8 $148.7 $159.3 $155.4 $149.1 $93.9 $93.6 3.6 8.18% 5.00% 3.69% 1.17% 8% $15.0 FINANCIAL RESULTS [1] Actual numbers for all periods, not over/under 2 Calculated based on average equity. 3Q08 average equity was $14.1B 3.6 7.92% 4.98% 3.46% 1.04% 7% $14.1 $89.8 4.0 8.29% 3.64% 3.25% 3.31% 22% $14.1zx . Net income of $292mm down 63% YoY; decline in results driven by increase in credit costs, partially offset by lower noninterest expensezx . Credit costs up $866mm or 64% YoY due to higher net charge-offs and an increase of $250mm in the allowance for loan losseszx . Net charge-off rate of 5.00% was up from 3.64% YoY and 4.98% QoQ . Average outstandings of $157.6B up 6% YoY and 3% QoQzx . Charge volume growth of 5% YoY and flat QoQzx . Revenue of $3.9B up 1% YoY and 3% QoQzx . Managed margin of 8.18% was down from 8.29% YoY and up from 7.92% QoQzx . Expense of $1.2B down 5% YoY driven by lower marketing expense and was flat QoQ

Commercial Banking

$ in millions		$ O/(U)	
	3Q08	2Q08	3Q07
Revenue	$1,125	$19	$116
Middle Market Banking	729	21	49
Mid-Corporate Banking	236	1	69
Real Estate Banking	91	(3)	(17)
Other	69	-	15
Credit Costs	126	79	14
Expense	486	10	13
Net Income	$312	($43)	$54
Key Statistics[1]			
Avg Loans & Leases ($B)	$72.3	$71.1	$61.3
Avg Liability Balances ($B)[2]	$99.4	$99.4	$88.1
Overhead Ratio	43%	43%	47%
Net Charge-Off Rate	0.22%	0.28%	0.13%
ALL / average loans	2.65%	2.61%	2.67%
NPLs ($mm)	$572	$486	$134
ROE[3]	18%	20%	15%
EOP Equity ($B)	$8.0	$7.0	$6.7

[1] Actual numbers for all periods, not over/under
[2] Includes deposits and deposits swept to on-balance sheet liabilities
[3] Calculated based on average equity. 3Q08 average equity was $7B

- Net income of $312mm up 21% YoY, driven by record revenue, partially offset by higher provision for credit losses and noninterest expense
- Average loans up 18% YoY with growth in Middle Market and Mid-Corporate. Liability balances up 13% YoY
- Record revenue of $1.1B up 11% YoY, reflecting higher revenue in all major products
- Credit costs reflect a weakening credit environment and growth in loan balances
  - Majority of NPLs and NCOs are related to residential real estate
  - Continue to monitor commercial real estate portfolio, which is expected to trend towards normalized levels
- Expense up 3% YoY with overhead ratio of 43%

FINANCIAL RESULTS

JPMorgan Chase & Co.

14

Treasury & Securities Services 3Q08 2Q08 3Q07 $ O/(U) $ in millions Revenue $1,953 Treasury Services Worldwide Securities Svcs 1,056 897 Expense 1,339 ($66) $205 45 117 (111) 88 22 205 Net Income $406 ($19) $46 Key Statistics1 Avg Liability Balances ($B)2 Assets under Custody ($T) $14.4 Pretax Margin 29% ROE3 46% $260.0 TSS Firmwide Revenue $2,672 TS Firmwide Revenue $1,616 TSS Firmwide Avg Liab Bal ($B)2 $359.4 EOP Equity ($B) $4.5 FINANCIAL RESULTS 1 Actual numbers for all periods, not over/under 2 Includes deposits and deposits swept to on-balance sheet liabilities 3 Calculated based on average equity. 3Q08 average equity was $3.5B $268.3 $236.4 $15.5 $15.6 33% 33% 49% 48% $2,721 $2,412 $1,554 $1,444 $367.7 $324.5 $3.5 $3.0zx . Net income of $406mm up 13% YoY . Pretax margin of 29% . Liability balances up 10% YoYzx . Assets under custody down 8% YoYzx . Revenue up 12% YoY . Higher client volumes across businesses . Record revenue in TS . WSS benefited from wider spreads on liability products and in securities lending and foreign exchange as a result of recent market conditionszx . Expense up 18% YoY due to: . Business and volume growth . Investment in new product platformszx . Results include a benefit from reduced deferred tax liabilities

Asset Management

$ in millions			
		$ O/(U)	
	3Q08	2Q08	3Q07
Revenue	$1,961	($103)	($244)
Private Bank	631	(77)	7
Institutional	486	14	(117)
Retail	399	(91)	(240)
Private Wealth Management	352	(4)	13
Bear Stearns Brokerage	93	55	93
Credit Costs	20	3	17
Expense	1,362	(38)	(4)
Net Income	$351	($44)	($170)
Key Statistics ($B)[1]			
Assets under Management[2]	$1,153	$1,185	$1,163
Assets under Supervision[2]	$1,562	$1,611	$1,539
Average Loans[3]	$39.8	$39.3	$30.9
Average Deposits	$65.6	$70.0	$59.9
Pretax Margin	30%	31%	38%
ROE[4]	25%	31%	52%
EOP Equity	$7.0	$5.2	$4.0

[1] Actual numbers for all periods, not over/under
[2] Reflects $15B for assets under management and $68B for assets under supervision from the Bear Stearns merger on May 30, 2008
[3] Reflects the transfer in 2007 of held-for-investment prime mortgage loans from AM to Treasury within the Corporate segment
[4] Calculated based on average equity. 3Q08 average equity was $5.5B

- Net income of $351mm down by 33% YoY, largely driven by lower revenue
  - Pretax margin of 30%
- Assets under management of $1.2T, down 1% YoY
  - Market declines drove AUM down by $133B
  - Net AUM flows of $123B for the past 12 months; $46B for the quarter
  - Growth of 11% in alternative assets and $15B from the Bear Stearns merger
- Revenue of $2.0B down 11% YoY due to:
  - Lower performance fees and the effect of lower markets, including the impact of lower market valuations of seed capital investments;
  - Offset partially by the benefit of the Bear Stearns merger and increased revenue from higher loan and deposit balances
- Varied global investment performance
  - 77% of mutual fund AUM ranked in the first or second quartiles over past five years; 67% over past three years; 49% over one year
- Expense was flat YoY, as the effect of the Bear Stearns merger and increased headcount were offset by lower performance-based compensation

FINANCIAL RESULTS
JPMORGAN CHASE & CO.
16

Corporate/Private Equity FINANCIAL RESULTS Corporate/Private Equity net income -$ in millions 3Q08 2Q08 3Q07 $ O/(U) Private Equity ($164) ($263) ($573) Corporate (1,064) (1,083) (1,206) Merger-related items (735) (195) (697) Net Income1 ($1,963) ($1,541) ($2,476) Merger-Related Itemszx . Washington Mutual (estimated) . ($1.2B) conforming loan loss reserve adjustment (after-tax) . $581mm extraordinary gain (after-tax) . Bear Stearns . ($95mm) of merger-related items (after-tax) 1 Includes after-tax merger cost of $38mm in 3Q07 Private Equityzx . Private Equity losses of $206mmzx . EOP Private Equity portfolio of $7.5B . Represents 7.5% of shareholders’ equity less goodwill Corporatezx . Net loss of $1.1B includes after-tax items: . $642mm loss on FNM and FRE preferred securities . $248mm charge related to offer to repurchase auction-rate securitieszx . $234mm for addition to allowance for loan losses and net charge-offs for prime mortgage portfolio

Capital Management $ in billions 3Q08 2Q08 3Q07 Tier 1 Capital1 $112 $99 $86 Tangible Common Equity2 $86 $76 $68 Risk Weighted Assets1 $1,255 $1,079 $1,029 Tangible Assets $2,200 $1,724 $1,428 Tier 1 Capital Ratio1 9.2% 8.4% Total Capital Ratio1 12.7% 13.4% 12.5% Tier 1 Leverage Ratio1 7.2% 6.4% 6.0% Tangible Common Equity/Tangible Assets 3.9% 4.4% 4.8% TCE/Managed RWA1,2 7.5% 7.7% 6.6% 8.9% . Capital allocation to businesses updated and increased . View toward future implementation of new Basel II capital rules and off-balance sheet accounting standardszx . Funding costs charged by Treasury to businesses are constantly reviewed and updated to reflect market conditions Note: Firm-wide Level 3 assets are expected to decrease from 8% at 2Q08 to 6% +/-of total firm assets in 3Q08 1 Estimated for 3Q08 2 See note 1 on slide 23 FINANCIAL RESULTS

Washington Mutual Transaction Accounting Washington Mutual related items are estimates — expect future refinements as needed FINANCIAL RESULTS Net tangible assets1 $31 Estimated Purchase Accounting Adjustments -$ in billions Estimated fair value marks on loans2 ($31) Reversal of loan loss reserve 8 Estimated other PAA3 (5) Adjusted net asset value (after-tax) $3 Consideration paid (2) Estimated extraordinary gain (after-tax) $0.6 Estimated conforming loan loss reserve -$ in millions 1 Excludes REIT preferred, subordinated debt and senior debt from Washington Mutual’s banks, and the elimination of the deferred tax assets of Washington Mutual’s banks 2 Fair value marks on loans include home lending and other portfolios 3 Other includes merger costs (e.g. severance, technology/systems, real estate & facilities) and write-off of PP&E Pretax After-tax Home loans $577 $358 Credit card 587 364 Commercial 564 347 Other 248 152 Total $1,976 $1,221

Allowance to loan losses coverage ratios

Rough estimates—illustrative example of WaMu impact on coverage ratios

$ in millions

	JPMorgan Chase (excl. WaMu)			Washington Mutual			JPMorgan Chase Consolidated		
	As of 3Q08			As of 3Q08			As of 3Q08		
	Loan Balances[1]	LLR	LLR/ Loans	Loan Balances[2]	LLR	LLR/ Loans	Loan Balances	LLR	LLR/ Loans
Home Lending:									
Home Equity	$94,587			$22,217	$556	2.50%	$116,804		
Prime (incl. Corporate)	46,801			23,442	181	0.77%	70,243		
Subprime	13,437			4,725	216	4.57%	18,162		
Option ARMs	–			18,989	390	2.05%	18,989		
Total Home Lending (incl. reserves; excl. WaMu marked loans)	**$154,825**	**$4,896**	**3.16%**	**$69,373**	**$1,343**	**1.94%**	**$224,198**	**$6,239**	**2.78%**
Other Retail Financial Services	74,700	908	1.22%	1,858	380	20.45%	76,557	1,288	1.68%
Card Services	77,565	3,951	5.09%	15,316	1,995	13.03%	92,881	5,946	6.40%
Commercial Banking	71,901	1,905	2.65%	44,482	793	1.78%	117,115[3]	2,698	2.30%
Investment Bank	69,022	2,654	3.85%				69,022	2,654	3.85%
Treasury & Securities Services	26,650	47	0.18%				26,650	47	0.18%
Asset Management	39,750	170	0.43%				39,750	170	0.43%
Corporate	181	10	5.54%				181	10	5.54%
Total (ex WaMu marked loans)	**$534,074**	**$14,541**	**2.72%**	**$131,029**	**$4,511**	**3.44%**	**$665,103**	**$19,052**	**2.86%[4]**
Consumer (ex WaMu marked loans)	**$307,090**	**$9,755**	**3.18%**	**$86,547**	**$3,718**	**4.30%**	**$393,637**	**$13,473**	**3.42%**
Wholesale	**$226,983**	**$4,786**	**2.11%**	**$44,482**	**$793**	**1.78%**	**$271,465**	**$5,579**	**2.06%**

Loans excluded from LLR/Loans

WaMu home lending marked loans

$ in billions	
Estimated WaMu marked portfolio (net)	$78[2]
Fair value marks	$30
% of total marked loans	27.7%

[1] Loan balances exclude held-for-sale loans
[2] These are net balances which are approximate as of 10/15/08 and subject to change
[3] Consolidated Commercial Banking balances are EOP
[4] On a reported basis, the allowance to loan losses coverage ratio including the WaMu home lending marked loans is approximately 2.54%
Note: Consumer businesses reflect EOP balances, while the Wholesale businesses reflect average balances. The total for Wholesale loans is EOP

FINANCIAL RESULTS

JPMorgan Chase & Co.

20

Washington Mutual merger integration

Customers	■ Deposit base stabilizing and increasing since 9/30 　▪ Positive net inflows on subsequent 7 out of 9 days[1] ■ Chase and WaMu customers given no-fee access to 14,000 combined ATMs less than two weeks after deal announcement
Execution / Infrastructure	■ Firmwide merger integration office established, each business area and function represented ■ Workstreams underway to address short-term tactical decisions ■ 60-90 day conversion planning activities launched
People	■ Appointed executive to Head WaMu Retail Banking, reporting to CEO of Chase Consumer Banking ■ Named 15 other WaMu executives to transition-crucial roles in technology, risk, Card Services and Commercial Banking ■ Committed to communicating employment status to all employees by Dec. 1st

[1] Represents interest-bearing deposits as of 10/10/08

FINANCIAL RESULTS
JPMORGAN CHASE & CO.
21

FINANCIAL RESULTS 4Q08 Outlook Investment Bank . Continued lower earnings is a reasonable expectation . Higher credit costs expected; reserve additions likely Retail Financial Services . Solid underlying growth . Continued deterioration in home equity and subprime portfolios . Prime mortgage—deterioration within prior range . If economic conditions deteriorate, additional reserves likely . WaMu integration well underway Card Services . Increased funding costs due to Prime/LIBOR compression . Lower charge volume . Expect losses of approximately 5%+ in 4Q08; reasonable expectation that charge-offs will be at 6% at the start of 2009 and at 7% by year-end (ex. WaMu) . If economic conditions deteriorate, additional reserves likely Commercial Banking . Good underlying growth . Strong credit reserves but credit is expected to deteriorate Treasury and Security Services . Continued underlying growth, although impacted by market conditions and levels Asset Management . Management and performance fees impacted by lower market levels Corporate/Private Equity . Private Equity . No gains and possible losses anticipatedzx . Corporate . Net quarterly loss of $50-$100mm on average is still reasonable except for: — Prime mortgage credit costs are incremental and deteriorating — Investment portfolio volatility . Paymentech gain expected $800mm+ Washington Mutual . Net income impact of approximately $2.5B or $0.50 per share in 2009, largely in RFS — start to see impact in 4Q08 . Merger costs of approximately $100mm +/-(after-tax) anticipated in 4Q08 . More detail to come on earnings expectations and segment disclosure Overall . Financial market conditions and trading environment . Recession impact . Lehman bankruptcy — risks remain . Capital position and new preferred capital

Notes on non-GAAP financial measures and forward-looking statements This presentation includes non-GAAP financial measures. 1. TCE as used on slide 3 for purposes of a return on tangible common equity and presented as Tangible Common Equity on slide 18 (line 2) is defined as common stockholders’ equity less identifiable intangible assets (other than MSRs) and goodwill. TCE as used in slide 18 (line 9) in the TCE/Managed RWA ratio, which is used for purposes of a capital strength calculation, is defined as common stockholders’ equity plus a portion of preferred stock and junior subordinated notes (which have certain equity-like characteristics due to their subordinated and long-term nature) less identifiable intangible assets (other than MSRs) and goodwill. For 3Q08, the identifiable intanagible assets and goodwill are deducted net of deferred tax liabilities related to identifiable intangibles created in nontaxable transactions and deferred tax liabilities related to tax deductible goodwill. The latter definition of TCE is used by the firm and some analysts and creditors of the firm when analyzing the firm’s capital strength. The TCE measures used in this presentation are not necessarily comparable to similarly titled measures provided by other firms due to differences in calculation methodologies. 2. Financial results are presented on a managed basis, as such basis is described in the firm’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 and in the Annual Report on Form 10-K for the year ended December 31, 2007. 3. All non-GAAP financial measures included in this presentation are provided to assist readers in understanding certain trend information. Additional information concerning such non-GAAP financial measures can be found in the above-referenced filings, to which reference is hereby made. Forward looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase’s current report on Form 8-K dated September 26, 2008, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008, and its Annual Report on Form 10-K for the year ended December 31, 2007, each of which has been filed with the Securities and Exchange Commission and available on JPMorgan Chase’s website (www.jpmorganchase.com) and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. FINANCIAL RESULTS